UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2008
TRIDENT MICROSYSTEMS, INC.
(Exact name of registrant as specified in its charter)
0-20784
(Commission File Number)

Delaware	77-0156584
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
3408 Garrett Drive
Santa Clara, California 95054-2803
(Address of principal executive offices, with zip code)
(408) 764-8808
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On January 31, 2008, Trident Microsystems, Inc. (the “Company”) issued a press release announcing its operating and financial results for the three and six months ended December 31, 2007, and intends to present additional financial information during a related conference call to be held on January 31, 2008. Such additional information will be posted on the Company’s website at the close of the conference call. The press release and conference call contain forward-looking statements regarding the Company and include cautionary statements identifying factors that could cause actual results to differ materially from those anticipated. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein in its entirety by reference.
     The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
     Included in the press release is financial information prepared on a Generally Accepted Accounting Principles (“GAAP”) basis, as well as certain non-GAAP information. As required by Regulation G, the press release contains a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures as well as a discussion of management’s uses of, and rationale for presenting, the non-GAAP financial measures. To supplement the consolidated financial results prepared under GAAP, the Company uses a non-GAAP conforming measure of net income that is GAAP net income adjusted to exclude certain costs, expenses and gains. Non-GAAP net income gives an indication of the Company’s baseline performance before gains, losses or other charges that are considered by management to be outside the company’s core operating results. In addition, non-GAAP net income is among the primary indicators management uses as a basis for planning and forecasting future periods. These measures are neither in accordance with, nor an alternative for, GAAP and may be materially different from non-GAAP measures used by other companies. The Company computes non-GAAP net income by adjusting GAAP net income for the impact of certain investment gains (or losses) and excluding various items, including stock-based compensation expense, expenses related to the stock option investigation and related matters and those related to the acquisition of the Company’s minority interest held in its Taiwanese subsidiary, including, amortization of intangible assets and charges for in—process research and development costs. A reconciliation between net income/loss on a GAAP basis and non-GAAP net income is provided in a table following non-GAAP consolidated financial statements.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit
No.	Description

Exhibit 99.1	Press release dated January 31, 2008, announcing financial information for the quarter ended December 31, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 31, 2008
TRIDENT MICROSYSTEMS, INC.

/s/ David L. Teichmann
David L. Teichmann
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 31, 2008